UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

November 16, 2011

Date of report (Date of earliest event reported)

Supertel Hospitality, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Virginia

(State or Other Jurisdiction of Incorporation)

1-34087	52-1889548
(Commission File Number)	(IRS Employer Identification No.)

309 North Fifth Street Norfolk, NE	68701
(Address of Principal Executive Offices)	(Zip Code)

(402) 371-2520

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Supertel Hospitality, Inc. (the “Company”) filed a Form 8-K dated November 16, 2011 announcing that on November 16, 2011, Supertel Hospitality, Inc. and Supertel Limited Partnership (the “Operating Partnership”) entered into a Purchase Agreement (the “Purchase Agreement”) with Real Estate Strategies L.P., a Bermuda limited partnership (“RES”). This amendment to the Form 8-K is being filed to provide additional exhibits with respect to the announcement. These exhibits are incorporated by reference into the Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

10.1	Purchase Agreement, dated November 16, 2011, by and among Supertel Hospitality, Inc., Supertel Limited Partnership and Real Estate Strategies L.P.

10.2	Form of the terms of the Series C Cumulative Convertible Preferred Stock

10.3	Form of the Warrants

10.4	Form of Investor Rights and Conversion Agreement, by and among Supertel Hospitality, Inc., Real Estate Strategies L.P. and IRSA Inversiones y Representaciones Sociedad Anónima.

10.5	Form of Registration Rights Agreement, by and among Supertel Hospitality, Inc., Real Estate Strategies L.P. and IRSA Inversiones y Representaciones Sociedad Anónima.

10.6	Form of Directors Designation Agreement, by and among Supertel Hospitality, Inc., Real Estate Strategies L.P. and IRSA Inversiones y Representaciones Sociedad Anónima.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUPERTEL HOSPITALITY, INC.
Date: November 17, 2011

	By:	/s/ Kelly A Walters
Kelly A Walters
President and Chief Executive Officer

Forward-Looking Information

Certain matters within this filing are discussed using forward-looking language as specified in the Private Securities Litigation Reform Act of 1995, and, as such, may involve known and unknown risks, uncertainties and other factors that may cause the actual results or performance to differ from those projected in the forward-looking statement. These risks are discussed in the Company’s filings with the Securities and Exchange Commission.

Additional Information and Where to Find It

Supertel plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its shareholders a proxy statement in connection with the proposed investment transaction (the “Transaction”). The proxy statement will contain important information about the proposed Transaction and related matters. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. Investors and shareholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by Supertel through the web site maintained by the SEC at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the proxy statement from Supertel by contacting Investor Relations by telephone at (402) 371-2520, or by mail at Supertel, Investor Relations, 309 North 5th Street, Norfolk, Nebraska 68701.

Supertel and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Supertel in connection with the proposed Transaction. Information regarding the interests of these directors and executive officers in the Transaction described herein will be included in the proxy statement described above. Additional information regarding these directors and executive officers is also included in Supertel’s proxy statement for its 2011 Annual Meeting of Shareholders, which was filed with the SEC on April 21, 2011, and Form 10-K for the fiscal year ended December 31, 2010, filed with the SEC on March 16, 2011. These documents are available free of charge at the SEC’s web site at www.sec.gov, and from Supertel by contacting Investor Relations by telephone at (402) 371-2520, or by mail at Supertel, Investor Relations, 309 North 5th Street, Norfolk, Nebraska 68701, or by going to Supertel’s Investor Relations page and choosing the Investor Information link, on the Supertel corporate web site at www.supertelinc.com.

EXHIBIT INDEX

10.1	Purchase Agreement, dated November 16, 2011, by and among Supertel Hospitality, Inc., Supertel Limited Partnership and Real Estate Strategies L.P.

10.2	Form of the terms of the Series C Cumulative Convertible Preferred Stock

10.3	Form of the Warrants

10.4	Form of Investor Rights and Conversion Agreement, by and among Supertel Hospitality, Inc., Real Estate Strategies L.P. and IRSA Inversiones y Representaciones Sociedad Anónima.

10.5	Form of Registration Rights Agreement, by and among Supertel Hospitality, Inc., Real Estate Strategies L.P. and IRSA Inversiones y Representaciones Sociedad Anónima.

10.6	Form of Directors Designation Agreement, by and among Supertel Hospitality, Inc., Real Estate Strategies L.P. and IRSA Inversiones y Representaciones Sociedad Anónima.

4